UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2016

LITHIUM EXPLORATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-175883	06-1781911
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3800 N Central Avenue, Suite 820, Phoenix, AZ 85012	85012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 641-4790

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Non-Reliance on financial statements for the Fiscal Years ended June 30, 2015 and 2014, and for the interim periods ended March 3,1 2015, December 31, 2014, and September 30, 2014.

On February 3, 2016, Lithium Exploration Group, Inc. (“we”, “us”, “our”, the “ Company”) filed a Current Report on Form 8-K disclosing that certain warrants issued by our Company in consideration for previously issued convertible debt were incorrectly valued. The incorrect valuation was identified on January 28, 2016, and resulted from a misapplication of the accounting guidance related to the valuation of common share purchase warrants. The error resulted specifically from an incorrect accounting of the full-ratchet anti-dilution features contained in our warrant instruments.

Subsequently, on February 25, 2016, in the process of correctly accounting for the aforementioned warrants, we determined that a derivative liability on the conversion option embedded in previously issued convertible notes was similarly not recognized, and, during the three months period ending September 30, 2015, a derivative liability on the conversion option was calculated. As a result of our correctly accounting for the warrants and the convertible notes, we determined that our consolidated balance sheets for the year ending June 30, 2015, consolidated statements of operations and comprehensive income (loss) and consolidated statement of cash flows for the three months period ending September 30, 2014, and our consolidated statements of changes in stockholders’ deficit for the period ending June 30, 2014 and June 30, 2015 contain errors. We determined that the effect of those misstatements was material and, as a result, we have decided to restate our audited financial statements for the fiscal year ended June 30, 2015 and June 30, 2014 filed on Form 10-K and the interim financial statements for the quarterly periods ended March 31, 2015, December 31, 2014 and September 30, 2014 filed on Form 10-Q (collectively, the “Reports”). The financial statements included within the Reports noted above should no longer be relied upon.

Our company plans to file amendments to the Reports in order to accurately restate our previously filed financial statements as soon as practicable.

The Company’s Chief Executive Officer and Chief Financial Officer discussed this matter with the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM EXPLORATION GROUP, INC.

/s/Alexander Walsh
Alexander Walsh
President and Director

Date: March 3, 2016